UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a -101)
Information Required in a Proxy
Statement Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST EAGLE FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

First Eagle Global Fund First Eagle U.S. Fund First Eagle Global Income Builder Fund First Eagle Small Cap Opportunity Fund First Eagle Global Real Assets Fund	First Eagle Overseas Fund First Eagle Gold Fund First Eagle Rising Dividend Fund First Eagle U.S. Smid Cap Opportunity Fund First Eagle High Yield Municipal Fund

First Eagle Short Duration High Yield Municipal Fund

May 14, 2025

Dear Shareholder,

As a shareholder in one or more of the above portfolios of the First Eagle Funds (the “Funds”), you recently received a proxy communication via e-mail or in the mail in connection with the Special Meeting of Shareholders to be held on June 30, 2025.

Shareholders are being asked to consider and approve new advisory agreements for the Funds. Shareholder approval is being requested due to a transaction in which Genstar Capital, a leading private equity firm, will own a majority investment in First Eagle Holdings, Inc, the parent of First Eagle Investment Management, LLC, the adviser to the Funds. This transaction will result in a technical “assignment” and termination of the existing advisory agreements and requires approval from First Eagle Funds’ shareholders to continue them as “new” agreements. The existing advisory arrangements will continue. Shareholders are also being asked to elect members to the Board of Trustees.

After careful consideration, the Board of Trustees of the First Eagle Funds unanimously recommends shareholders vote FOR the new advisory agreements and FOR the Trustee nominees. It is important that you exercise your right to vote. Please take a moment to sign, date and mail the enclosed proxy card in the pre-paid envelope or follow the instructions below to vote by telephone or internet.

How will the acquisition affect my investment?

If the proposal is approved, shareholders of the Funds will receive the same services they are accustomed to receiving. It is also important for you to know:

➢	There will be NO change in the advisory fees paid to the advisor.
➢	The same portfolio managers will continue to manage the Funds.
➢	The terms and conditions of the new Advisory Agreements are the same as the current agreements.

You and your fellow shareholders will have a substantial positive impact on the vote if you act early.

Vote by Phone by calling 1-833-876-6941 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 1-833-876-6941. Please note that an SFS representative may call you to assist in voting.

Thank you,

Mehdi Mahmud
President

FEF_1_05.25

First Eagle Global Fund First Eagle U.S. Fund First Eagle Global Income Builder Fund First Eagle Small Cap Opportunity Fund First Eagle Global Real Assets Fund	First Eagle Overseas Fund First Eagle Gold Fund First Eagle Rising Dividend Fund First Eagle U.S. Smid Cap Opportunity Fund First Eagle High Yield Municipal Fund

First Eagle Short Duration High Yield Municipal Fund

May 21, 2025

Dear Shareholder,

The First Eagle Funds (the “Funds”) Special Meeting of Shareholders is scheduled to be held on June 30, 2025. I am pleased to report that your fellow shareholders have responded and have shown strong support for the new advisory agreements for the Funds. Greater than 92% of the votes cast to date support the proposal.

Please join your fellow shareholders by taking a few minutes to sign, date and mail the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

Vote by Phone by calling 1-833-876-6941 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 1-833-876-6941. Please note that an SFS representative may call you to assist in voting.

Thank you,

Mehdi Mahmud
President

FEF_2_06.25

First Eagle Global Fund First Eagle U.S. Fund First Eagle Global Income Builder Fund First Eagle Small Cap Opportunity Fund First Eagle Global Real Assets Fund	First Eagle Overseas Fund First Eagle Gold Fund First Eagle Rising Dividend Fund First Eagle U.S. Smid Cap Opportunity Fund First Eagle High Yield Municipal Fund

First Eagle Short Duration High Yield Municipal Fund

May 28, 2025

Dear Shareholder,

I continue to update you in connection with the Special Meeting of Shareholders of the First Eagle Funds (the “Funds”) scheduled to be held on June 30, 2025. You and your fellow shareholders are being asked to approve new advisory agreements for the Funds that will continue the existing advisory arrangements with First Eagle Investment Management, LLC. It is important to note that there is no change in the advisory fees paid to the Adviser.

Please join your fellow shareholders who have responded and are showing strong support for the proposal. Take advantage of your right to vote by signing, dating and mailing the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

Vote by Phone by calling 1-833-876-6941 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 1-833-876-6941. Please note that an SFS representative may call you to assist in voting.

Thank you,

Mehdi Mahmud
President

FEF_3_06.25

First Eagle Global Fund First Eagle U.S. Fund First Eagle Global Income Builder Fund First Eagle Small Cap Opportunity Fund First Eagle Global Real Assets Fund	First Eagle Overseas Fund First Eagle Gold Fund First Eagle Rising Dividend Fund First Eagle U.S. Smid Cap Opportunity Fund First Eagle High Yield Municipal Fund

First Eagle Short Duration High Yield Municipal Fund

June 9, 2025

Dear Shareholder,

The Special Meeting of Shareholders of the First Eagle Funds (the “Funds”) is scheduled to be held in approximately three weeks, on June 30, 2025. You are a shareholder in one or more of the Funds listed above and are being asked to approve new advisory agreements for the Funds that will continue the existing advisory arrangements with First Eagle Investment Management, LLC.

Please take a few minutes to sign, date and mail the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

Vote by Phone by calling 1-833-876-6941 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 1-833-876-6941. Please note that an SFS representative may call you to assist in voting.

Thank you,

Mehdi Mahmud
President

FEF_4_06.25

First Eagle Global Fund First Eagle U.S. Fund First Eagle Global Income Builder Fund First Eagle Small Cap Opportunity Fund First Eagle Global Real Assets Fund	First Eagle Overseas Fund First Eagle Gold Fund First Eagle Rising Dividend Fund First Eagle U.S. Smid Cap Opportunity Fund First Eagle High Yield Municipal Fund

First Eagle Short Duration High Yield Municipal Fund

Dear Shareholder:

A Special Meetings of Shareholders of the First Eagle Funds (the “Funds”) is scheduled to be held on June 30, 2025. As a shareholder of record in one or more of the above Funds, we ask you to vote as soon as possible.

YOUR VOTE IS VERY IMPORTANT!

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE “FOR” THE PROPOSAL

Please vote in any of the following convenient ways.

Vote by Phone

Speak with a proxy voting specialist today by calling 1-833-876-6941.

Hours of Operation: Monday-Friday: 10 a.m. to 11 p.m. ET.

You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 1-833-876-6941. Please note that a SFS representative may call you to assist in voting your proxy.

Thank you,

MEHDI MAHMUD
PRESIDENT

To receive a free copy of the Proxy Statement, please call the funds’ solicitor toll free at 1-833-876-6941 or go to www.proxyvotinginfo.com/p/firsteagle.

FEF R5_0625

PO Box 211230, Eagan, MN 55121-9984

IMMEDIATE ACTION NEEDED BELOW

FIRST EAGLE FUNDS

Dear Shareholder:

We are writing to ask you to call us in connection with your investment the First Eagle Funds and the Special Meetings of Shareholders to be held on June 30, 2025.

Please call
1-833-876-6951

Please call our proxy solicitor, Sodali Fund Solutions, at your earliest convenience.

Hours of Operation:

Monday – Friday from 10:00 a.m. to 11:00 p.m. ET
Saturday from 12:00 p.m. to 5:00 p.m. ET

Please have your reference number(s) below ready and a representative will assist you in casting your vote.

REFERENCE NUMBER(S):

To receive a free copy of the Proxy Statement, please call the funds’ solicitor toll free at 1-833-876-6951 or go to www.proxyvotinginfo.com/p/firsteagle

The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it.

FEF IA